Exhibit 99.1

RIVIERA HOLDINGS CORPORATION
2901 Las Vegas Boulevard South
Las Vegas, NV 89109
Investor Relations (800) 362-1460
TRADED: NYSE Amex: RIV
www.rivierahotel.com

FOR FURTHER INFORMATION:

RIVIERA HOLDINGS CORP.	INVESTOR RELATIONS CONTACT
Phil Simons, CFO	Betsy Truax, Skorpus Consulting
(702) 794-9527	(208) 241-3704
psimons@theriviera.com	betsytruax_hartman@msn.com

FOR IMMEDIATE RELEASE:

Riviera Holdings to Voluntarily Delist From NYSE Amex and
Will Seek to Have Common Stock Quoted on OTC Bulletin Board
Receives Non-Compliance Notice From NYSE Amex

LAS VEGAS, NV (June 5, 2009) – Riviera Holdings Corporation (the “Company”) today announced that it intends to voluntarily delist its common stock from NYSE Amex LLC (the “Exchange”) following receipt of a deficiency letter from the Exchange indicating that the Company is currently not in compliance with certain of the Exchange’s continued listing standards. The Company will seek to have its common stock quoted on the Over-The-Counter Bulletin Board (the “OTC Bulletin Board”).

The deficiency letter, received June 1, 2009, indicates that the Company does not meet certain of the Exchange’s continued listing standards set forth in Section 1003(a)(iv) of the NYSE Amex Company Guide, in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

The Exchange requested that the Company submit a plan of compliance by July 1, 2009, advising the Exchange of action it has taken or will take in order to bring it into compliance with the applicable continued listing standards by November 27, 2009.  The Company does not believe that it can take the steps necessary to satisfy the continued listing criteria of the Exchange within the prescribed time frame. Consequently, the Company has informed the Exchange that it does not intend to submit a plan to regain compliance.  The Company intends to voluntarily delist its common stock from the Exchange and file a Form 25 with the Securities and Exchange Commission to remove the listing of the common stock from NYSE Amex. The delisting from the Exchange is expected to be effective 10 calendar days after filing the Form 25. The Company expects that the last day of trading for its common stock on the NYSE Amex Exchange will be on or about June 25, 2009.

The Company will seek to have its common stock quoted on the OTC Bulletin Board shortly after the date of delisting from the Exchange, though it cannot provide any assurances in this regard.

Forward –Looking Statements

In accordance with the “Safe Harbor” provisions (as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors which, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied in this news release.  Forward-looking statements include the words “expect,” “may,” “aim,” “foresee,” “potential,” “should,” “would,” “could,” “likely,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “projections” or “anticipate,” and similar words, and they include all discussions about our ongoing or future plans, objectives or expectations.  Risks and uncertainties that could cause actual results to differ materially from the results anticipated in the forward-looking statements include, among other factors: uncertain hotel and casino market conditions, financing requirements, interest rates, proposals for the acquisition of Riviera Holdings Corporation, increases in energy costs, economic and political instability, disruptions affecting expansion and modernization objectives and timetables, onerous regulatory requirements, fiscally burdensome planned or unplanned capital expenditures and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.  Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from anticipated results, performance or achievements expressed or implied by the forward-looking statements.  We do not intend to update our forward-looking statements even though our situation or plans may change in the future, unless applicable law requires us to do so.

About Riviera Holdings Corporation

Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado.  Riviera Holdings Corporation’s stock is listed on the NYSE Amex, under the symbol RIV.

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